UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the
Form8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2of
the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 16, 2024, the Talent and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Prologis, Inc. (the “Company”) approved a new form of Performance Stock Unit Agreement (the “PSU Agreement”) to be used to grant equity awards under the Company’s 2020 Long-Term Incentive Plan. Commencing with the 2024 performance year, the Compensation Committee will make no new awards to our chief executive officer (“CEO”), chief financial officer, president, chief legal officer, chief operating officer or chief investment officer (collectively, the “Applicable Officers”) under the Prologis, Inc. Second Amended and Restated 2018 Outperformance Plan (which we generally refer to as “POP”). Instead, the Compensation Committee intends to grant each of the Applicable Officers an annual equity award, which in the case of our CEO will be 100% conditioned on performance and, in the case of the other Applicable Officers, will be 80% conditioned on performance and 20% conditioned on continued service to the Company. The performance-based component of the Applicable Officers’ equity awards will be granted pursuant to the terms of the PSU Agreement. Awards granted to the Applicable Officers under the PSU Agreement for the 2024 performance year will utilize a performance scale based on the Company’s percentile ranking in the MSCI U.S. REIT Index (the “Index”) for the January 1, 2024 to December 31, 2026 period (the “Three-year Performance Vesting Period”) and thereafter, if earned, will be subject to an additional two-year time vesting period as set forth in the PSU Agreement and a three-year lock-up following the Three-year Performance Vesting Period. Awards will range from 0% of target (in the event the Company is ranked below the 35 th
percentile of the Index) to 200% of target (if the Company is ranked in the 85 th
percentile of the Index or above), with target (100%) award value requiring the Company to be ranked in the 55 th
percentile of the Index and threshold (50% of target) award value requiring the Company to be ranked in the 35 th
percentile of the Index. The service-based component of equity awards granted to the non-CEO
Applicable Officers will vest ratably over a four-year period and will be conditioned on continued service to the
Company
.
The Compensation Committee also approved a form of amendment to our Fourth Amended and Restated Prologis Promote Plan (“PPP”) for the purpose of reducing the Bonus Pool (as defined in PPP) for awards made under PPP from 40 percent of Incentive Fees (as defined in PPP) to 25 percent of Incentive Fees.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

10.1	Form of Performance Stock Unit Agreement.

10.2	Form of First Amendment to Fourth Amended and Restated Prologis Promote Plan.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

January 17, 2024	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Managing Director and Deputy General Counsel

PROLOGIS, L.P.,

	By:	Prologis, Inc., its general partner

January 17, 2024	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Managing Director and Deputy General Counsel